SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   X
Filed by a Party other than the Registrant ___
Check the appropriate box:
___ Preliminary Proxy Statement              ___ Confidential.  For
                                             Use of the Commission
                                             Only (as permitted by
                                             Rule 14a-6(e)(2))
 X  Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

       MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
     ____________________________________________________________________
    (Name of Registrant as Specified in Its Charter)
     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 X  No fee required.
___ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
______________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:
______________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:
______________________________________________________________________________

(5)  Total fee paid:
______________________________________________________________________________

___ Fee paid previously with preliminary materials:
___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
______________________________________________________________________________

(2)  Form, Schedule or Registration Statement no.:
______________________________________________________________________________

(3)  Filing Party:
______________________________________________________________________________

(4)  Date Filed:
______________________________________________________________________________

          MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
               Baltimore, Maryland
                   June 18, 1998

             NOTICE OF ANNUAL MEETING

   NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of Growth Shares and Term Growth Shares (the "Shareholders") of Municipal Mortgage and Equity, L.L.C., a Delaware limited liability company (the "Company"), will be held at the following location, beginning at 9:00 a.m.:

   Municipal Mortgage and Equity, L.L.C.
   218 N. Charles St., Suite 500
   Baltimore, Maryland 21201

   THE PURPOSE of the Annual Meeting will be:
   1. To elect two members of the Board of Directors to hold office for three-year terms expiring at the annual meeting for the fiscal year ending December 31, 2001;
   2. To consider and act upon a proposal to approve the Municipal Mortgage and Equity, L.L.C. 1998 Share Incentive Plan as adopted and recommended by the Board of Directors;
   3. To consider and act upon a proposal to approve the Municipal Mortgage and Equity, L.L.C. 1998 Non-Employee Directors' Share Plan as adopted and recommended by the Board of Directors; and
   4. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

   All Shareholders are cordially invited to attend the Annual Meeting. The record date for determining those Shareholders entitled to vote at the Annual Meeting is April 29, 1998. A review of the Company's operations for the year ended December 31, 1997 will be presented. The 1997 Annual Report to Shareholders is enclosed.

                                 By Order of the Board of Directors,


                                 Thomas R. Hobbs
                                 Secretary
Baltimore, Maryland
March 31, 1998

IMPORTANT - Whether or not you plan to attend the meeting in person, you can help in the preparation for the meeting by filling in and signing the enclosed proxy and promptly returning it in the enclosed envelope. If you are unable to attend, your shares will be voted as directed by your proxy. If you do attend the meeting, you may vote your shares even though you have sent in your proxy.

      MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
      Corporate Office and Mailing Address:
       218 North Charles Street, Suite 500
            Baltimore, Maryland  21201

                 PROXY STATEMENT

   This proxy statement is furnished in connection with the solicitation of proxies by Municipal Mortgage and Equity, L.L.C. (hereinafter the
"Company") from holders of Growth Shares and Term Growth Shares (the "Shareholders") and holders of Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (the "Preferred Shareholders") voting as a single class, for the Annual Meeting of Shareholders to be held on June 18, 1998.
The cost of soliciting such proxies will be borne by the Company. Brokers and other persons will be reimbursed for their reasonable expenses in forwarding proxy materials to Shareholders who have a beneficial interest in Growth Shares registered in the names of nominees.

   The enclosed proxy, if executed and returned, may be revoked at any time prior to the meeting by executing a proxy bearing a later date or by written notice to the Secretary of the Company. The power of the proxy holders will also be revoked if the Shareholder executing the proxy appears at the meeting and elects to vote in person. Executed proxies confer upon the persons appointed as proxies discretionary authority to vote on all matters which may properly come before the meeting including motions to adjourn the meeting for any reason.

   In accordance with the Company's By-Laws, the stock transfer records were compiled on April 29, 1998, the record date set by the Board of Directors for determining the Shareholders or Preferred Shareholders entitled to notice of, and to vote at, this meeting and any adjournment thereof. On that date, there were 14,359,499 outstanding Growth Shares (no par value), 2,000 outstanding Term Growth Shares, 15,590 outstanding Series I
Preferred Shares, 7,350 outstanding Series II Preferred Shares, 8,325 outstanding Series I Preferred Capital Distribution Shares and 3,535 outstanding Series II Preferred Capital Distribution Shares. The holders of the outstanding Growth Shares, Term Growth Shares, Series I Preferred
Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares at the close of business on April 29, 1998 will be entitled to one vote for each share held by them as of such date.

   The presence of the holders of a majority of the issued and outstanding Growth Shares and Term Growth Shares entitled to vote at the Annual
Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner described above. Under the rules of the American Stock Exchange (the "Exchange"), brokers holding shares for beneficial owners have authority to vote on certain matters when they have not received instructions from the beneficial owners, and do not have such authority as to certain other matters (so-called "broker nonvotes"). The Exchange rules prohibit member firms of the Exchange from voting on Proposals 2 and 3 without specific instructions from the beneficial owners. Accordingly, if your Growth Shares, Term Growth Shares, Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares are held of record by a broker or some other entity, and such entity indicates that it does not have authority to vote such shares on Proposals 2 and 3, those shares will not be considered as shares present and entitled to vote with respect to the approval of Proposals 2 and 3, and therefore will have no effect on the outcome of the vote.

   This proxy statement and the enclosed proxy are first being sent or given to Shareholders on approximately May 6, 1998.

                   ELECTION OF DIRECTORS
                    (Proposal No. 1)

   The Company's Amended and Restated Certificate of Formation and
Operating Agreement (the "Operating Agreement") generally provides that the Board of Directors shall consist of at least five and no more than 15 members, with the number of seats on the Board to be determined from time to time by resolution of the Board. The number of directors on the Board is currently set at seven, with (i) six of the directors divided into three classes, the members of which are elected by the holders of the Growth Shares and Term Growth Shares for staggered three-year terms, and (ii) one director (the "Specially Appointed Director") who may be appointed by the Dissolution Shareholder (see "Certain Transactions"). As of the date of this proxy statement, the seat reserved for the Specially Appointed Director is vacant. The terms of two directors, Messrs. Jews and Stearn, expire in 1998 and both Mr. Jews and Mr. Stearn, directors since 1996, have been nominated for re-election at the Annual Meeting.

   The names, ages, terms of office and certain other information as of March 31, 1998 with respect to the persons nominated for election as directors and other persons serving as directors are as follows:

Information Concerning Nominees for Terms Expiring in 2001:

   William S. Jews, age 46, a director of the Company since August 1996, has been President and Chief Executive Officer of CareFirst, Inc., since the merger between Blue Cross/Blue Shield of Maryland and Blue Cross/Blue
Shield of National Capital Area on January 16, 1998. Previous to the merger, Mr. Jews was President and Chief Executive Officer of Blue Cross/Blue
Shield of Maryland since 1993. Before joining Blue Cross, Mr. Jews served as President and Chief Executive Officer of Dimensions Health Corporation, a multi-faceted health care corporation with two full-service acute care hospitals, a free-standing emergency surgical center, two nursing homes and a for profit venture partnership. Mr. Jews serves on the Boards of Directors of National Blue Cross/Blue Shield Association, Crown Central Petroleum, Inc., The Ryland Group and Federal Reserve Bank of Richmond. He is also a board member of the Abell Foundation, University of Maryland President's Advisory Board, The President's RoundTable, Baltimore County Revenue Authority, Maryland Health Care Foundation Board of Trustees and
Governor's Judicial Nominating Committee.

   Carl W. Stearn, age 65, a director of the Company since August 1996, has been Chairman and Chief Executive Officer of Provident Bankshares Corporation, and Chief Executive Officer of Provident Bank of Maryland since 1990. Mr. Stearn will be retiring from Provident Bank of Maryland on April 15, 1998. Mr. Stearn serves on the Boards of Directors of the City Revenue Task Force, University of Maryland School of Medicine Board of Visitors and Project Life. He is Vice Chairman of the Maryland Academy of Sciences, and President of the Greater Baltimore Committee Economic Development Council.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE
  FOR THE ELECTION OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Information Concerning Directors whose Terms Expire in 1999:

   Mark K. Joseph, age 59, has served as Chairman of the Board and Chief Executive Officer of the Company since August 1996. He also served as the President and a director of the Managing General Partner of the SCA Tax
Exempt Fund Limited Partnership, the Company's predecessor (the "Predecessor"), from 1986 through 1996. Mr. Joseph is Chairman of the
Board and founder of The Shelter Group, a real estate development and property management company. Mr. Joseph serves on the Boards of the Greater Baltimore Committee, Provident Bankshares Corporation and the Associated Jewish Charities. Mr. Joseph is also the President and one of five directors of the Shelter Foundation, a public non-profit foundation that provides housing and related services to families of low and moderate income.

   Charles C. Baum, age 56, a director of the Company since August 1996, has been Chairman and CEO of the Morgan Group, Elkhart, Indiana, since
1992. Morgan is the nation's leader in providing transportation and other services to the manufactured housing and recreational vehicle industries. Since 1973, Mr. Baum has been Chief Financial Officer of United Holdings
Co., Inc. and its predecessors. United Holdings was involved in the metal business until 1990 when it shifted its focus to become a firm which invests in real estate and securities. Mr. Baum is also a director of Gabelli Funds, Inc. (an investment advisor) and Shapiro Robinson & Associates (a firm which represents professional athletes).

Information Concerning Directors whose Terms Expire in 2000:

   Richard O. Berndt, age 55, a director of the Company since August
1996, has been the managing partner of the law firm of Gallagher, Evelius & Jones located in Baltimore, Maryland since 1976. Mr. Berndt has extensive experience in corporate and real estate law. Mr. Berndt serves on the Boards of Mercantile Bankshares Corporation, Financial Administration for the Archdiocese of Baltimore and Mercy Medical Center, Inc. Mr. Berndt is also a member of the University of Maryland Board of Regents. Gallagher, Evelius & Jones provides corporate and real estate related legal services to the Company.

   Robert S. Hillman, age 58, a director of the Company since August 1996, has been a member of the law firm of Whiteford, Taylor and Preston, L.L.P., which has offices in Baltimore, Maryland and Washington, D.C., since 1986. Formerly the Executive Partner of the 135-attorney firm, Mr. Hillman has extensive experience in municipal finance, real estate, labor and employment law. He is presently on the Boards of the B&O Railroad Museum, the Babe Ruth Museum and the U.S.F. Constellation Foundation.

   During 1997, the Board of Directors held one special meeting, one telephonic meeting and five regular meetings. There were three committee meetings during 1997. The Board has established certain committees as follows:

   1. Compensation Committee. The Compensation Committee, composed of Messrs. Hillman (Chairman), Stearn, Baum and Joseph, met two times during 1997. Its functions are to determine the compensation of certain officers of the Company, including but not limited to base compensation, incentive compensation and bonus compensation.

   2.  Audit Committee.  The Audit Committee, composed of Messrs.
Stearn (Chairman), Jews, Berndt, Baum and Joseph, met one time during
1997. Its duties are to select an independent accountant for the Company and to oversee the work of such independent accountant.

   3. Share Incentive Committee. The Share Incentive Committee, a subcommittee of the Compensation Committee, met immediately following each Compensation Committee meeting. Its functions are to determine awards under the Company's Share Incentive Plans.

Vote Required for Approval

   The affirmative vote of a majority of the holders of the outstanding Growth Shares and Term Growth Shares (voting together as one class) present in person or represented by duly executed proxies at the Annual Meeting is necessary for the election of a nominee as a director of the Company. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the election of the two persons nominated to serve as directors. Shares represented by proxies which are marked "WITHHOLD" will be excluded entirely from the vote and will have no effect.

Compensation of Directors

   The Company pays its directors who are not officers of the Company fees for their services as directors. Such directors receive annual compensation of $12,000 plus a fee of $500 for attendance at each meeting of the Board of Directors (including telephonic board meetings) and, effective April 15, 1997, each committee meeting. This compensation may be changed by the Board of Directors. Officers of the Company who are directors are not paid any director fees.

   In addition, non-employee directors are granted options for Growth
Shares and may elect to receive Growth Shares or deferred Growth Shares in lieu of fees under the 1996 Non-Employee Directors' Share Plan (the
"Directors' Plan"). Under the Directors' Plan, each non-employee director was granted an option to purchase 2,500 Growth Shares following the merger of the Predecessor with the Company, and the Plan provides that each such non-employee director will receive an option to purchase 2,500 Growth
Shares (i) upon his initial election or appointment, and (ii) on the date of each Annual Meeting of Shareholders. Such options have and will have exercise prices equal to the fair market value of Growth Shares on the date of grant, and expire and will expire at the earlier of 10 years after the date of grant or one year after the optionee ceases serving as a director. Such options become and generally will become exercisable one year after grant, subject to earlier exercisability in the event of death, disability, or a change in control (as defined), and will be forfeited in the event of cessation of service as a director within 10 months after the date of grant. The Directors' Plan also permits a non-employee director to elect to be paid any directors' fees in the form of Growth Shares or deferred Growth Shares ("Deferred Shares"). A director who makes the election to receive Growth Shares will receive Growth Shares having a fair market value equal to the amount of fees he has elected to forgo, with such shares issuable at the time the fees otherwise would have been paid. At any date on which fees are payable to a director who elected to defer fees in the form of Deferred Shares, the Company will credit such director's deferral account with a number of Deferred Shares equal to the number of Growth Shares having an aggregate fair market value at that date equal to the fees that otherwise would have been payable at such date. Whenever dividends are paid or distributions are made, the deferral account of a director who elected to receive Deferred Shares will be credited with dividend equivalents having a value equal to the amount of the dividend paid on a single Growth Share multiplied by the number of Deferred Shares credited to his deferral account as of the record date for such dividend. Such dividend equivalents will be credited to the deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the fair market value of a Growth Share at the payment date of the dividend. A total of 50,000 Growth Shares are reserved for grant under the Directors' Plan. The number and kind of shares reserved and automatically granted under the Directors' Plan are subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events.

                IDENTIFICATION OF EXECUTIVE OFFICERS
   The following table identifies the executive officers of the Company and provides certain information about each of them.

                             Current Position(s) with the Company
Name and Age                     and Past Business Experience
________________           __________________________________________

Mark K. Joseph, 59          Chairman of the Board and Chief Executive
                            Officer of the Company since August 1996.
                            (See description of past business experience in the preceding section.)

Michael L. Falcone, 36      President and Chief Operating Officer of the
                            Company since December 1997. Prior to his appointment as President and Chief Operating
                            Officer, Mr. Falcone served as Executive Vice
                            President from November 1996 to December
                            1997 and Senior Vice President from August
                            1996 to November 1996.  Mr. Falcone is
                            Chairman of the Company's Operating
                            Committee, which coordinates the day-to-day activities of the Company. Prior to joining the Company, he was a Senior Vice President of Shelter Development Corporation where he was employed from 1983 to 1996. He is currently a board member of and shareholder in Shelter Development LLC and Shelter
                            Properties LLC.

Thomas R. Hobbs, 57         Senior Vice President and Secretary of the
                            Company since August 1996.  Mr. Hobbs
                            directs the administrative, board relations and investor services of the Company. He chairs the Credit Committee, providing direction on loan policy and product development and is a member of the Operating Committee.
                            Previously, from 1986 to 1996, Mr. Hobbs was Senior Vice President and General
                            Manager of the managing general partner of the Predecessor. In that capacity he managed all aspects of the $300 million public fund, including acquisition of mortgage revenue bonds, the management of assets and the management of all of the Predecessor's activities.

Mary K. Reilly, 46          Senior Vice President of the Company from
                            November 1996 to March 1998.  Effective
                            March 1998, Ms. Reilly resigned as Senior
                            Vice President and transitioned into a new role as Senior Advisor. In this capacity, Ms. Reilly will assume on a part-time basis responsibilities in the areas of marketing and business development. Prior to her resignation, Ms. Reilly had primary responsibility for the underwriting and acquisition of new bond assets for the portfolio. Ms. Reilly was a member of the Operating Committee of the Company. From
                            1994 to 1996, Ms. Reilly was a Senior Fellow in the School of Public Affairs at the University of Maryland. Prior to her appointment at the University, Ms. Reilly was an investment banker, directing the housing group in the public finance departments, first at Mellon Bank from 1983 to 1988 and later at Alex. Brown & Sons, Inc. from 1988 to 1993 where she managed or served as advisor on approximately $2 billion of housing bond transactions.

Gary A. Mentesana, 33       Senior Vice President of the Company since
                            May 1997 and Chief Financial Officer since
                            January 1998.  Before being appointed Senior
                            Vice President and Chief Financial Officer, Mr.
                            Mentesana served as Vice President from
                            August 1996 to May 1997. Mr. Mentesana is responsible for the financial operations of the Company. He manages the capital market activities of the Company and reviews opportunities related to portfolio acquisitions.
                            Between 1988 and 1996, he performed similar functions for the managing general partner of the Predecessor. Mr. Mentesana is a member of the Operating Committee of the Company and is a certified public accountant.

Earl W. Cole, III, 44       Vice President of the Company since August
                            1996. Mr. Cole directs the asset management and loan servicing operations of the Company.
                            He served in a similar capacity for the
                            managing general partner of the Predecessor from 1989 to 1996. Mr. Cole is a member of the Operating Committee of the Company.


Jesse M. Chancellor, 41     Vice President of the Company since March
                            1997. Mr. Chancellor is responsible for the origination of investments in tax-exempt multifamily bonds. Prior to joining the Company, Mr. Chancellor was the Director of
                            Field Operations for The Enterprise
                            Foundation from 1994 to 1997, where he was responsible for all local Enterprise office activities including ensuring effective program delivery, strategic planning, and budgeting.
                            Prior to this, Mr. Chancellor was the Director of Housing Finance and Equity Fund Manager for Enterprise from 1991 to 1994. There he was responsible for managing the loan funds of the Foundation, investing tax credit equity and delivering financial services and expertise to the Enterprise network of organizations nationwide. Mr. Chancellor is a member of the Operating Committee of the Company.


Angela A. Barone, 37        Controller of the Company since August 1996.
                            Ms. Barone has overall responsibility for financial and tax reporting, SEC and AMEX compliance and management of the Company's temporary investments. Ms. Barone is a member of the Operating Committee of the Company. Prior to joining the Company, Ms.
                            Barone performed similar functions for the Predecessor beginning in 1994. Between 1992 and 1994, Ms. Barone was the Corporate
                            Accounting Manager for Kirschner Medical
                            Corporation, a publicly traded international medical products company and was the Accounting Manager, Orthopedic Division from 1988 to 1992. Ms. Barone is a certified public accountant.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee met two times during 1997 and determined executive compensation in accordance with recommendations of an independent consultant hired to perform such services. Such recommendations were based on survey data prepared/performed by nationally recognized real estate compensation consultants and included data from companies considered in our peer group. The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of share options, restricted shares and various benefits, including medical and life insurance plans generally available to all employees of the Company.

Executive Compensation

   The Company is committed to establishing and maintaining an organization and culture where all employees are equitably rewarded for their
contribution to the success of the Company.   The compensation program
created has as its basis a strong pay-for-performance approach designed to foster and reward individual entrepreneurial action and resourcefulness within a team environment. The Company's overall compensation policy is designed to provide a reward structure that will motivate the executives to assist in achieving strategic and financial goals, retain and attract competent personnel and link the interests of management and shareholders through equity-based compensation.

   Base Salary. The Company generally establishes base salary amounts for executive officers, including the CEO, at amounts that fall at or below the market median. This conservative position has allowed the Company to create long-term incentive opportunities that are at or somewhat above average. The Company provides for individual adjustments to base salary for changes in the market, expansion of job responsibilities and/or the executive's contribution to the financial success of the Company. The Company will periodically review the benchmark salary ranges to determine continued market competitiveness.

   Annual Incentive. The Company paid incentive compensation to the officers listed above during 1997. The incentive compensation plan provides incentives to executive officers based on the achievement of qualifying operating profit goals. The Compensation Committee awards annual bonuses to officers other than the CEO based on the recommendations of the CEO;
and for the CEO, annual bonuses are determined solely by the Compensation Committee. Based on the consultant's report, the Compensation Committee established three profit ranges, threshold, target and superior, to be used to determine bonus awards. The threshold, target and superior ranges are based 100% on achievement of cash flow per share goals taking into account the payment of officers' bonuses. The plan provides for incentive ranges as a percentage of base salary to determine annual bonuses within each profit range.

   For 1997, the threshold achievement was met, and therefore, annual bonuses were paid to the executives for performance under the plan, as disclosed in the Summary Compensation Table.

   Long-term Incentive.  The Company established the 1996 Share
Incentive Plan (the "Plan") prior to the merger with the Predecessor in August 1996. The Plan provides a means to attract, retain and reward executive officers and other key employees of the Company, to link employee compensation to measures of the Company's performance, and to promote ownership of a greater proprietary interest in the Company. The Plan authorizes grants of a broad variety of awards, including non-qualified stock options, stock appreciation rights, restricted shares, deferred shares, and shares granted as a bonus or in lieu of other awards. Any restricted share or deferred share awards would need to be approved or ratified by the Share Incentive Committee (the "Committee"). Initially, 883,033 Growth Shares are reserved for issuance in connection with awards under the Plan, except that shares issued as restricted shares and shares issued as awards other than options (including restricted shares) are limited to 20% and 40% of the total number of Growth Shares reserved under the Plan, respectively. Shares subject to forfeited or expired awards, or relating to awards settled in cash or otherwise terminated without issuance of shares to the participant again become available under the Plan.

   The Plan will be administered by the Committee, which will consist of two or more independent directors. As of the date hereof, the Board has appointed Mr. Hillman and Mr. Baum as members of the Committee. This
Committee is authorized to select from among the eligible employees of the Company the individuals to whom awards are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof. The Committee may condition the grant, vesting, exercisability or settlement of any award on the achievement of specified performance objectives. Awards may be settled in cash, Growth Shares, other awards or other property, in the discretion of the Committee. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Plan. The exercise price of stock options granted will be at least equal to 100% of the fair market value of Growth Shares on the grant date. No member of the Committee will be eligible to participate in the Plan. The Committee may adjust the number of shares reserved under the Plan and the number of shares relating to outstanding awards and related terms to reflect stock splits, dividends, and other extraordinary corporate events.

CEO Compensation

   In determining the CEO's base salary and incentive compensation, the Compensation Committee evaluates the compensation paid to chief executive officers considered in the Company's peer group. As a result of survey data, the Compensation Committee determined that the CEO's base salary of $150,000 ranked in the lowest quartile among the Company's peer group. An increase in base salary was recommended; however, 10,769 restricted shares were awarded in lieu of a salary increase. The amount of the restricted share awards approximates the base salary foregone. The independent consultants concur with the Company's decision. Also, the CEO is eligible to receive awards under the Company's share incentive plan and incentive compensation plan.

   For the year ended December 31, 1997, the CEO received total cash payments of $200,000 in salary and bonus (as shown in the Summary
Compensation Table on page 8). The Compensation Committee considered these 1997 payments appropriate in light of Mr. Joseph's leadership and contributions to the overall long-term strategy and growth of the Company.
As also shown in the Summary Compensation Table, Mr. Joseph was granted 179,815 Growth Share Options that vest over three years as well as an additional 35,185 restricted shares that vest over 10 years for so long as Mr. Joseph remains in the continuous employ of the Company.

                       RESPECTFULLY SUBMITTED,

                       COMPENSATION COMMITTEE

                       Mr. Robert S. Hillman, Chairman
                       Mr. Carl W. Stearn
                       Mr. Charles C. Baum
                       Mr. Mark K. Joseph


Stock Option/SAR Grants Table

   The following table sets forth information regarding grants of stock options to each of the Company's five highest paid executive officers under the Company's 1996 Share Incentive Plan during fiscal year ended December 31, 1997.






                   Individual Grants
---------------------------------------------------------         Potential
                           % of Total                         Realizable Value
                           Options/                              at Assumed
                           SARs                                 Annual Rates
                           Granted   Exercise                     of Share
                           to        or Base                Price Appreciation
                           Employees Price                          for
                  Options  in        Per                       Option Term (2)
                  Granted  Fiscal    Share   Expiration     ---------- ---------
Name              (#)(1)   Year      ($)       Date            5%($)      10%($)
---------------  --------- ------  -------  ------------    ---------- ---------
Mark K. Joseph     179,815 26.4%   $16.875  April 24, 2007 $1,835,079 $4,719,419
Michael L. Falcone 134,862 19.8%    16.875  April 24, 2007  1,376,317  3,539,584
Thomas R. Hobbs     67,431  9.9%    16.875  April 24, 2007    688,159  1,769,792
Mary K. Reilly (3)  75,000 11.0%    16.875  April 24, 2007    765,403  1,968,448
Gary A. Mentesana   67,431  9.9%    16.875  April 24, 2007    688,159  1,769,792

(1) These options were granted pursuant to the 1996 Share Incentive Plan.
    The options become exercisable up to one-third of the total number of shares commencing one year after the date of grant, up to two-thirds of the total number of shares commencing two years after the date of grant and all remaining shares commencing three years after the date of grant. Options shall become fully exercisable in the event of death or diability; and provided further, the options shall be exercisable after termination for any reason other than death or disability only to the extent that the option was exercisable at such date. In the event of a change in control of the Company (as defined in the Plan) at a time that the employee is employed by the Company, the option shall become immediately and fully exercisable. In addition, the Committee may, in its sole discretion, at any time, upon written notice to the employee accelerate the exercisability of all or a specific portion of the options. Generally, options expire ten years from date of grant. However, options will expire immediately upon the termination of employment for cause and three months after termination of employment for reasons other than death, disability or normal or early retirement. In the event of death, disability or retirement, options will expire one year after such event.

(2) The Potential Realizable Value is the product of (a) the difference between
    (i) the market price per share at the grant date and the sum of (A) 1 plus (B) the assumed rate of appreciation of the shares compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares underlying the option at December 31, 1997. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on share option exercises are dependent on a variety of factors, including market conditions and the price performance of the share. There can be no assurance that the rate of appreciation presented in this table can be achieved.

(3) Effective April 1, 1998, Ms. Reilly's option agreement was amended to accelerate vesting of 5,000 options on April 1, 1998 subject to the same terms and conditions. The remaining 70,000 options have been cancelled.




Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

   The following table sets forth for the CEO and the other four most highly compensated executive officers of the Company: (i) the number of shares of the Company's Growth Shares acquired upon exercise of options during fiscal year 1997; (ii) the aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 1997; and
(iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1997.







                                              Number of Unexercised Options
                     Shares                      Held at Fiscal Y/E (#)
                   Aquired on       Value      -----------------------
Name               Exercise(#)   Realized($)    Exercisable  Unexercisable
------------------  --------    -------------   -----------  ------------
Mark K. Joseph           -         $   -                -       179,815
Michael L. Falcone       -             -                -       134,862
Thomas R. Hobbs          -             -                -        67,431
Mary K. Reilly (2)       -             -                -        75,000
Gary A. Mentesana        -             -                -        67,431


                        Value of Unexercised
                        In-The-Money Options
                         @ 12/31/97 ($)(1)
                       -------------------------
Name               Exercisable  Unexercisable
------------------ -----------  --------------
Mark K. Joseph      $    -         $494,491
Michael L. Falcone       -          370,871
Thomas R. Hobbs          -          185,435
Mary K. Reilly (2)       -          206,250
Gary A. Mentesana        -          185,435

(1) Value of unexercised "in-the-money" options is the difference between the market price of the shares on December 31, 1997 ($19.625 per share) and the exercise price of the option, multiplied by the number of shares subject to the option. Options are only "in-the-money" if the fair market value of the underlying security exceeds the price of the option.

(2) Effective April 1, 1998, 5,000 options became immediately exercisable; the remaining 70,000 options were cancelled.



Employment Agreements

   Each of Mark K. Joseph, Michael L. Falcone and Thomas R. Hobbs entered into an employment agreement with the Company for a term of three years. The agreements provide for annual compensation in the amounts of $150,000, $125,000 and $125,000, respectively. As a result of the compensation study, effective July 1, 1997 Mr. Falcone's agreement was amended to adjust his annual compensation to $175,000. Each of the employment agreements provides for certain severance payments equal to base compensation for the longer of the balance of the employment term or 18 months in the event of disability or termination by the Company without cause or by the employee with "good reason," and contains provisions which will provide such officers with substantial payments should their employment terminate as a result of a change in control.

   Pursuant to the employment agreements, the Company generally will have "cause" to terminate Messrs. Joseph, Falcone or Hobbs if such person: (i) engages in acts or omissions with respect to the Company which constitute intentional misconduct or a knowing violation of law; (ii) personally receives a benefit of money, property or services from the Company or from another person dealing with the Company in violation of law; (iii) breaches his noncompetition agreement with the Company; (iv) breaches his duty of loyalty to the Company; (v) engages in gross negligence in the performance of his duties; or (vi) repeatedly fails to perform services that have been reasonably requested of him by the Board of Directors following applicable notice and cure periods and which are consistent with the terms of his employment agreement.

   Each of Mr. Joseph, Mr. Falcone and Mr. Hobbs will have "good reason" to terminate his employment with the Company in the event of any reduction in his base compensation without his consent, any material breach or default by the Company under his employment agreement, any substantial diminution in his duties, any requirement to perform an act which would violate criminal law, or any requirement to perform an act not in the best interests of the Company and its Shareholders.

   As part of their employment agreements, each of Messrs. Joseph, Falcone and Hobbs are bound by a limited noncompetition covenant with the Company which prohibits them from engaging in or carrying on, directly or indirectly, whether as an advisor, principal, agent, partner, officer, director, employee, shareholder, associate or consultant of or to any person, partnership, corporation or any other business entity which is engaged in the business of financing or asset management of multifamily apartment properties financed by tax-exempt bonds, except by or through the Company for 12 months following the termination of employment with the Company, without prior written consent of the Board of Directors; provided, however, if such person's employment is terminated by the Company without "cause" or by the employee for "good reason," the agreement not to compete will terminate upon termination of employment. Certain of the agreements may contain other exceptions.

Summary Compensation Table

   The following table sets forth the annual compensation paid or accrued by the Company from inception (August 1, 1996) through December 31, 1997 to the Chief Executive Officer and to each of the Company's other four most highly compensated officers.





                                                          Long-Term Compensation
                                                         -----------------------
                                                                   Awards
                                                         -----------------------
                                     Annual Compensation  Restricted
                                     -------------------   Share      Share
Name and Principal Position  Year(1) Salary($) Bonus($) Awards($)(2) Options (#)
---------------------------  ------- --------  -------- ------------ -----------
Mark K. Joseph . . . . . .    1997   $150,000   $50,000  $882,735 (3)   179,815
 Chairman of the Board and    1996     62,589         -         -             -
 Executive Officer

Michael L. Falcone . . . .    1997    148,077   40,000   502,760  (5)   134,862
 President and Chief          1996     52,469        -         -              -
 Operating Officer (4)

Thomas R. Hobbs . . . . ..    1997    127,558   29,000   251,380  (5)    67,431
 Senior Vice President        1996     52,309        -         -              -
 and Secretary

Mary K. Reilly . . . . ...    1997     96,797   22,500         -         75,000
 Senior Vice President (8)    1996      8,143        -         -              -

Gary A. Mentesana . . . . .   1997     88,693   25,000   251,380 (5)     67,431
 Senior Vice President and    1996     29,456        -         -              -
 Chief Financial Officer (10)



                                              All Other
Name and Principal Position     Year (1)    Compensation ($)
----------------------------    --------    ----------------
Mark K. Joseph..............      1997         $       -
 Chairman of the Board and        1996                 -
 Chief Executive Officer

Michael L. Falcone..........      1997             1,866  (6)
 President and Chief              1996               633  (6)
 Operating Officer (4)

Thomas R. Hobbs.............      1997             2,331  (7)
 Senior Vice President            1996               823  (7)
 and Secretary

Mary K. Reilly..............      1997               174  (9)
 Senior Vice President (8)        1996                 -

Gary A. Mentesana...........      1997             1,134 (11)
 Senior Vice President and        1996               443 (11)
 Chief Financial Officer (10)




(1) The amounts indicated for 1996 are for the period August 1, 1996 through December 31, 1996, except for Ms. Reilly's amount, which began November 1996, when she was hired by the Company. In January 1997, Ms. Reilly began full-time employment with the Company.

(2) A total of 103,799 Restricted Growth Shares were awarded in fiscal 1997, each with vesting occurring from one month to ten years thereafter. As of the end of fiscal 1997, the aggregate Restricted Growth Share holdings consisted of 103,799 shares worth $2,037,055 at the then current market value (as represented by the closing price of the Company's Growth
     Shares on December 31, 1997), without giving effect to the diminution of value attributable to the restrictions on such shares. Such amount included $901,847 for Mr. Joseph (45,954 shares); $493,333 for Mr. Falcone (25,138 shares); $246,667 for Mr. Hobbs (12,569 shares); and $246,667 for
     Mr. Mentesana (12,569 shares). The amounts reported in the table represent the market value of the shares awarded in fiscal 1997 on the date of grant, determined in the same manner. Distributions are paid only with respect to the portion of the shares which have vested and become nonforfeitable in accordance with the share agreements. The Restricted Share agreements also provide for accelerations of vesting on a discretionary basis, upon a change in control and death or disability.

(3) The amount indicated includes $179,035 related to 10,769 Restricted Growth Shares granted on April 24, 1997 and $703,700 related to 35,185 Restricted Growth Shares granted on December 2, 1997. The 10,769 shares will become vested and nonforfeitable cumulatively as follows: commencing on the date of grant, shall vest ratably through July 31, 1999 for so long as Mr. Joseph remains in the continuous employ of the Company or a subsidiary. The 35,185 shares will become vested and nonforfeitable cumulatively to the extent of 14% of such shares on the date of grant and the balance divided equally for each of the remaining nine anniversaries of the date of grant for so long as Mr. Joseph remains in the continuous employ of the Company or a subsidiary.

(4) Effective December 1997, Mr. Falcone was promoted to President and Chief Operating Officer. Prior to that time, Mr. Falcone was the Executive Vice President.

(5) The amounts indicated represent 25,138, 12,569 and 12,569 Restricted Growth Shares awarded on December 2, 1997 to Mssrs. Falcone, Hobbs and Mentesana, respectively. The 12,569 Restricted Growth Shares awarded to Mr. Hobbs become vested and nonforfeitable cumulatively to the extent of 10% of such shares on the date of grant and the balance divided equally for each of the remaining nine anniversaries of the date of grant for so long as Mr. Hobbs remains in the continuous employ of the Company or a subsidiary. The Restricted Shares awarded to Mssrs. Falcone and Mentesana will become vested and nonforfeitable cumulatively to the extent of 10% of such shares on January 9, 1998 and the balance divided equally for each of the remaining nine anniversaries of such date for so long as Mssrs. Falcone and Mentesana remain in the continuous employ of the Company or a subsidiary.

(6) The amounts indicated include $1,800 and $636 for 1997 and 1996, respectively, related to the Company's contribution to Mr. Falcone's individual retirement account and $66 and $27 for 1997 and 1996, respectively, for the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Mr. Falcone.

(7) The amounts indicated include $1,881 and $636 for 1997 and 1996, respectively, related to the Company's contribution to Mr. Hobbs' individual retirement account and $450 and $187 for 1997 and 1996, respectively, for the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Mr. Hobbs.

(8) Effective March 1998, Ms. Reilly resigned as Senior Vice President and will take on a new role as Senior Advisor to the Company. In this capacity, Ms. Reilly will assume on a part-time consulting basis, responsibilities in the areas of marketing and business development. In consideration for past service, Ms. Reilly will continue to receive full base compensation throughout March 1998 and a lump sum payment in April equal to one month's compensation.

(9) The amount indicated for 1997 relates to the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Ms. Reilly.

(10) Effective May 1997, Mr. Mentesana was promoted to Senior Vice President from Vice President. In January 1998, in addition to his title as Senior Vice President, Mr. Mentesana now holds the title of Chief Financial Officer.

(11) The amounts indicated include $1,080 and $423 for 1997 and 1996, respectively; related to the Company's contribution to Mr. Mentesana's individual retirement account and $54 and $20 for 1997 and 1996, respectively, for the dollar value of insurance premiums paid by the Company with respect to term life insurance that benefits Mr. Mentesana.



Compensation Committee Interlocks and Insider Participation

   No person who served as a member of the Compensation Committee during the 1997 fiscal year has ever been an officer or employee of the Company or any of its subsidiaries, except for Mark K. Joseph who serves as Chairman of the Board and Chief Executive Officer of the Company. During fiscal year 1997, no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose directors or executive officers served as a director or member of the Compensation Committee of the Company.


                CERTAIN TRANSACTIONS

   On August 1, 1996, the Company completed a merger (the "Merger") in which the Company succeeded to the business of the Predecessor. The former general partners of the Predecessor were responsible for initiating and structuring the Merger. Mark K. Joseph, Chairman of the Board and Chief Executive Officer and Thomas R. Hobbs, Secretary and Senior Vice President of the Company were stockholders, directors or officers of the former general partners of the Predecessor.

   As a result of the Merger, the former general partners (and their affiliates) received certain economic benefits, including 1,000 Term Growth Shares in exchange for their general partnership interests in the Predecessor and 883,033 Growth Shares in exchange for the contribution of their mortgage acquisition and servicing activities that generate fees from the operating partnerships that are the ultimate debtors on the Company's bond investments (the "Operating Partnership"). In connection with the Merger, the former general partners retained Robert A. Stanger & Co., Inc., an independent third party, to render an opinion that the allocation of the Growth Shares and Term Growth Shares among the former general partners and the BAC holders was fair from a financial point of view.

   At the time of the Merger, the Company designated Shelter Development Holdings, Inc. ("Shelter Development") as the shareholder which has personal liability for the obligations of the Company (the "Special Shareholder") and whose death, retirement, resignation, expulsion, bankruptcy or dissolution would result in the dissolution of the Company (the "Dissolution
Shareholder") to preserve its pass-through tax status under the tax laws in existence at that time. Mr. Joseph owns 100% of Shelter Development. In connection with the Merger, Shelter Development received 26,729 Growth
Shares for its agreement to serve as the Special Shareholder and Dissolution Shareholder. The Company does not compensate Shelter Development annually for serving as the Special Shareholder or Dissolution Shareholder. Nevertheless, the Dissolution Shareholder has the right to appoint one director to the Company's Board of Directors so long as the size of the Board is 10 persons or less, and two directors if the size of the Board is more than 10 persons. In addition, if certain change-in-control transactions occur that the Special Shareholder has not approved, the Special Shareholder has the right to receive $1 million if it exercises its right to withdraw as the Special Shareholder of the Company.

   As noted above, the former general partners of the Predecessor received 883,033 Growth Shares in exchange for the contribution of their acquisition and mortgage servicing activities. Prior to the Merger, an affiliate of the former general partners of the Predecessor received project selection and acquisition fees from a partnership (MLP II), formed by the Predecessor to invest the proceeds from the Predecessor's February 1995 financing, in amounts equal to one percent of the gross proceeds permanently invested. In addition, prior to the Merger, the former general partners (and their affiliates) received mortgage servicing fees from the Operating Partnerships. As a result of the Merger, the Company receives (i) mortgage servicing fees from the Operating Partnerships controlled by non-affiliates and (ii) additional bond interest for bonds collateralized by properties owned by the 16 Operating Partnerships controlled by Mr. Joseph. For the year ended December 31, 1997, the Company received approximately $495,000 in mortgage servicing fees and $1.5 million in additional bond interest as a result of the contribution of the mortgage servicing fee activities to the Company.

   Mr. Joseph owns an indirect interest in the general partners of the Southgate Crossings operating partnership. Also, Mr. Joseph controls the general partners of 17 of the original 22 Operating Partnerships whose property collateralizes the Company's bonds and Mr. Hobbs serves as an officer of such general partners. The mortgage revenue bonds relating to the 17 Operating Partnerships have an aggregate principal face amount of approximately $147 million and have interest rates ranging from 3% to 16% (excluding contingent interest not to exceed 16% on those bonds with stated rates equal to or less than 16%). In order to preserve the loan obligations and the participation in cash flow for the Company and thereby assure that the Company will continue to recognize tax-exempt income, 13 of the 17 operating partnerships were created as successors to the original borrowers.

   On September 1, 1996, 11 of the 17 Operating Partnerships controlled by
Mr. Joseph entered into an agreement with the Company whereby the terms of certain notes held by the Company were amended to defer principal amortization on such notes. As a result of this transaction, additional interest income recognized by the Company was $938,000 for the year ended December 31, 1997. Additionally, on July 1, 1997, nine of the eleven operating partnerships entered into an agreement with the Company whereby the principal amortization on one of these notes was increased. The increase in the principal payments on these notes was equal to the amount of principal payments suspended on the other notes. This action did not change the total cash payments received from the operating partnerships, nor did it change total income, but did result in a reclassification of interest income on bonds to interest earned on related notes of $469,000 for the year ended December 31, 1997.

   Mr. Joseph controls and is an officer of, and Mr. Falcone has an interest in and is a board member of, an entity which is responsible for a full range of property management functions for certain properties that serve as collateral for the Company's bond investments. For these services, the affiliate receives property management fees pursuant to management contracts with the Operating Partnerships controlled by Mr. Joseph. The Company's management believes that these contracts provide for fees which are at or below market rates for property management fees. During the year ended December 31, 1997 these fees approximated $756,000. The Company's management believes that the property management agreements with the affiliate will continue to be renewed by the Operating Partnerships only if (i) the affiliate is providing such property management services at a price competitive with the price which would be charged for such goods and services by independent parties for comparable goods and services in the same geographic location, and (ii) and in the case of any such management agreement with an affiliate of any member of the Company's Board of Directors, such agreement is approved by the independent directors of the Board.

   In October 1997, the Company purchased a $33.9 million bond collateralized by the Village of Stone Mountain. The Company subsequently sold this bond and as a result at December 31, 1997 owns a subordinate residual bond-related investment and interest-only strip which represents an interest in this $33.9 million bond. The borrower of the $33.9 million mortgage revenue bond is the Shelter Foundation, a public non-profit foundation that provides housing and related services to families of low and moderate income. Mark K. Joseph, the Company's Chairman and Chief
Executive Officer, is the President and one of five directors of the Shelter Foundation. In addition, companies of which Mr. Joseph owns an indirect minority interest and Mr. Falcone owns a direct minority interest, received a consulting fee of 1.0% of the loan amount and serve as property manager of the related apartment project for a fee of $13,750 per month.

Performance Graph

   The following table compares total shareholder returns for the Company ("MuniMae") since trading began on August 30, 1996 through December 31, 1997 to the Standard and Poors 500 Index ("S&P 500"), the NAREIT Index ("NAREIT") and the Lipper Municipal Bond High Yield Index ("Lipper
Bond") assuming a $100 investment made on September 30, 1996.  The
Company does not believe that there are any other businesses or indices that reflect both the same industry as that in which the Company operates and the same "pass-through" tax status as that of the Company. Accordingly, the Company selected the NAREIT and Lipper Bond indices because the NAREIT index consists of real estate investment trusts which, like the Company, pass-through their income to their shareholders, although not tax-exempt income, and the Lipper Bond index, which represents the performance of municipal bond issues.




        Comparative Total Returns
                                                LIPPER
  Month       MMA        SPX        NAREIT       BOND
  Sep-96     100.00     100.00      100.00      100.00
  Dec-96     107.01     108.32      118.66      102.43
  Mar-97     113.86     111.25      118.97      102.54
  Jun-97     117.08     130.63      125.74      105.67
  Sep-97     140.49     140.40      139.56      109.02
  Dec-97     142.20     144.42      141.03      112.14







             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                            AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of the Company's Growth Shares and Term Growth Shares as of March 31, 1998, of (i) each director and nominee as director, (ii) all persons known by the Company to be beneficial owners of more than 5% of its Growth Shares and Term Growth Shares and (iii) all the executive officers and directors of the Company as a group. With respect to shares subject to options, only those shares subject to options which are immediately exercisable or exercisable within 60 days are listed below. Unless otherwise indicated, each Shareholder has sole voting and investment power with respect to the shares beneficially owned.




                                        Growth Shares        Term Growth Shares
                                  ------------------------ ---------------------
                                   Number of     Percent     Number    Percent
Name                                Shares       of Class   of Shares  of Class
------------------------------    -------------- ---------  --------- ---------
Mark K. Joseph                      915,867 (1)    6.29         740      37.00
Michael L. Falcone                   92,642 (2)      *            -         -
Thomas R. Hobbs                      36,397 (2)      *            -         -
Mary K. Reilly                        5,000 (2)      -            -         -
Gary A. Mentesana                    40,796 (2)      *            -         -
Earl W. Cole, III                    20,030 (2)      *            -         -
Jesse M. Chancellor                  16,924 (2)      *            -         -
Angela A. Barone                     10,015 (2)      *            -         -
Charles C. Baum                      13,000 (3)      *            -         -
Richard O. Berndt                     5,000 (3)      -            -         -
Robert S. Hillman                     6,000 (3)      *            -         -
William S. Jews                       5,550 (3)      *            -         -
Carl W. Stearn                       40,552 (3)      *            -         -
Two Broadway Associates IV          128,367       0.00        1,250      62.50
   2 World Financial Center,
   South Tower                                       -
   New York, New York 10080-6123                     -
All directors and officers
   as a group (13 persons)        1,207,773       8.29          740      37.00

------------------------------
       *Less than one percent.

(1) Included in Mr. Joseph's beneficial ownership of Growth Shares are:
    (a) 45,954 Restricted Growth Shares awarded in 1997; (b) 59,938 Growth Shares subject to options granted under the 1996 Share Incentive Plan and
    (c) Growth Shares held by certain entities controlled by Mr. Joseph (detailed below). Certain limited partners in one such entity are officers of the Company. As a result of their limited partnership interest in that entity, such officers would be entitled to receive the following allocation of shares:


    Michael L. Falcone                        44,861  Growth Shares
    Thomas R. Hobbs                           31,819  Growth Shares
    Earl W. Cole, III                          9,618  Growth Shares
    Gary A. Mentesana                         11,758  Growth Shares

    The Term Growth Shares reported herein are held by SCA Associates 86 II Limited Partnership (365 shares) and SCA Realty I, Inc. (375 shares) which are controlled by Mr. Joseph.


(2) Included in each officer's beneficial ownership of Growth Shares are Restriced Growth Shares awarded in 1997 and Growth Shares subject to options granted under the 1996 Share Incentive Plan as follows:

                                       Restricted    Shares Subject
                                         Shares        to Options
                                       -----------    ------------
    Michael L. Falcone                    25,138         44,954
    Thomas R. Hobbs                       12,569         22,477
    Mary K. Reilly                             -          5,000
    Gary A. Mentesana                     12,569         22,477
    Earl W. Cole, III                      5,046         14,984
    Jesse M. Chancellor                        -         16,666
    Angela A. Barone                       2,523          7,492

(3) Included in each board member's beneficial ownership of Growth Shares are Growth Shares subject to options granted under the 1996 Non-Employee Directors' Share Plan as follows:

                                                  Shares Subject
                                                  to Options
                                                  --------------
    Charles C. Baum                                    5,000
    Richard O. Berndt                                  4,500
    Robert S. Hillman                                  5,000
    William S. Jews                                    5,000
    Carl W. Stearn                                     5,000




        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

   The Company's audited financial statements for the year ended December
31, 1997, have been provided to the Shareholders as part of the Annual
Report to Shareholders. Price Waterhouse LLP has acted as the Company's independent accountants since the successful completion of the Merger into the Company in 1996 and also acted as the independent accountants for the Predecessor since 1986. No election, approval or ratification of independent accountants by the Shareholders is required. The Audit Committee intends to select the independent accountants for the fiscal year ended December 31, 1998 at its next scheduled meeting. A representative of Price Waterhouse
LLP will be present at the Annual Meeting with the right to make a statement if he or she so desires and will be available to respond to appropriate questions by the Shareholders.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who own more than 10% of the Company's outstanding Growth
Shares to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership, reports of changes in ownership and annual reports of ownership of Growth Shares. Specific due dates for these records have been established and the Company is required to report on this proxy statement any failure to file by these dates in 1997. Late reports on Form 3 were filed by Jesse M. Chancellor and Angela A. Barone. Carl Stearn was late in filing a Form 4 for his purchase of Growth Shares on January 27, September 30, November 26, December 2, and December 31, 1997. Robert
Hillman was also late in filing a Form 4 for his purchase of Growth Shares on July 21, 1997.




   PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
                      1998 SHARE INCENTIVE PLAN
                         (Proposal No. 2)

The following is a brief description of the material features of the 1998 Share Incentive Plan. Such description is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Appendix A.

   In 1996 the Company established the 1996 Share Incentive Plan (the "1996 Plan") to provide a means to attract, retain and reward executive officers and other key individuals of the Company, to link individual compensation to measures of the Company's performance, and to promote ownership of a greater proprietary interest in the Company. The Board of Directors believes that the 1996 Plan met each of its stated purposes. However, 789,269 of the 883,033 Growth Shares (the "Shares") reserved for issuance in connection with awards under the 1996 Plan have been awarded.

   Accordingly, the Board of Directors has adopted and recommends the approval by Shareholders of a new 1998 Share Incentive Plan (the "1998 Plan") providing for the issuance of up to 839,000 Shares to executive officers, other key employees and key independent contractors. The terms of the 1998 Plan will be generally the same as those of the 1996 Plan. Subject to approval by the Company's Shareholders, the 1998 Plan will become effective as of June 18, 1998 and expire when either the Board takes action to terminate the 1998 Plan or when no Shares remain available for issuance under the 1998 Plan and the Company and those who have been granted an award under the 1998 Plan (the "Participants") have no further rights or obligations under the 1998 Plan.

   The 1998 Plan authorizes grants of a broad variety of awards, including non-qualified stock options, stock appreciation rights, restricted shares, deferred shares, and shares granted as a bonus or in lieu of other awards. Any restricted Share or deferred Share awards would need to be approved or ratified by the Share Incentive Committee (the "Committee"). The 1998 Plan will be administered by the Committee. The Committee is authorized to select from among the eligible participants of the Company the individuals to whom awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Committee may condition the grant, vesting, exercisability or settlement of any award on the achievement of specified performance objectives. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 1998 Plan. Awards may be settled in cash, Growth Shares, or other property, in the discretion of the Committee. The Committee may adjust the number of Shares reserved under the 1998 Plan and the number of Shares relating to outstanding awards and related terms to reflect share splits of the Growth Shares and other extraordinary corporate events. No member of the Committee will be eligible to participate in the 1998 Plan.

   Initially, 839,000 Shares are reserved for issuance in connection with awards under the 1998 Plan, except that Shares issued as Restricted Shares and Shares issued as Awards other than Options (including Restricted Shares) will not exceed 20% and 40% of the total reserved under the 1998 Plan, respectively. Shares subject to forfeited or expired awards, relating to awards settled in case or otherwise terminated without issuance of Shares to the Participant again become available under the 1998 Plan.

   The price to be paid by Participants for Shares issued under the 1998 Plan will be determined by the Committee in its sole discretion. The Exercise price of Share options ("Options") granted may be equal to, greater than or less than the fair market value of Growth Shares on the grant date. As of March 31, 1998, the fair market value of the Growth Shares was $21.75 per Growth Share. The Committee, in its sole discretion, determines the time of Option exercise and the method and form of payment of the Option.

   The Committee is also authorized to grant Share Appreciation Rights
(SARs). The Committee, in its sole discretion, determines the time at which a SAR may be exercised, the method of exercise, the method of settlement, the form of consideration, the method by which Shares will be delivered, whether or not a SAR is granted with any other award, and any other terms and conditions of any SAR.

   Participants receiving Restricted Shares under the 1998 Plan will have all the rights of a Shareholder (including voting and dividend rights), except that all such shares will be subject to such restrictions on transferability and other restrictions, if any, that the Committee may impose. If a Participant's employment or contract terminates during the applicable restriction period, Restricted Shares that are at that time subject to restrictions are forfeited, unless the Committee determines otherwise, and reacquired by the Company.

   Participants receiving Deferred Shares under the 1998 Plan will be issued the Shares upon the expiration of the deferral period specified in the award. The Deferred Shares are subject to any restrictions, including forfeiture conditions, the Committee may impose. The Committee may also provide for dividend equivalent payments be credited in respect of Deferred Shares.
Unless the Committee determines otherwise, if a Participant's employment or contract terminates during the applicable deferral period, all Deferred Shares subject to forfeiture are forfeited.

   Generally, a Participant receiving an Option under the 1998 Plan will not recognize taxable income as a result of the grant. However, a Participant will recognize ordinary income at the time of exercise of the Option in the amount equal to the excess of the fair market value of the Shares at the time of exercise over the Exercise Price. The amount of ordinary income recognized by a Participant is generally deductible by the Company. The deduction will be limited, however, to the extent it represents an expense attributable to the production of tax- exempt income. In addition, the Company may recognize taxable gain at the time a Participant exercises an Option.

New Plan Benefits
_________________

   The number of Shares and other awards that may be granted under the 1998 Share Incentive Plan is undeterminable at this time, as such grants are subject to the discretion of the Committee.

Vote Required for Approval
__________________________

   The affirmative vote of a majority of the holders of the outstanding Growth Shares, Term Growth Shares, Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (voting as one class) is necessary for the approval of the 1998 Share Incentive Plan. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed be voted for the adoption of the 1998 Share Incentive Plan.


   PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
         1998 NON-EMPLOYEE DIRECTORS' SHARE PLAN
                     (Proposal No. 3)

The following is a brief description of the material features of the 1998 Non-Employee Directors' Share Plan. Such description is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Appendix B.

   In 1996 the Company established the 1996 Non-Employee Directors' Share Plan (the "1996 Directors' Plan") to provide compensation to non-employee Directors of the Company, and to link Director compensation to measures of the Company's performance. The Board of Directors believes that the 1996 Directors' Plan has achieved its stated purposes. However, 30,709 of the 50,000 Growth Shares (the "Shares") reserved for issuance in connection with awards under the 1996 Directors' Plan have been awarded.

   Accordingly, the Board of Directors has adopted and recommends the approval by Shareholders of a new 1998 Non-Employee Directors' Share Plan
(the "1998 Directors' Plan") providing for the issuance of up to 50,000 Shares to non-employee Directors. The number and kind of shares reserved and automatically granted under the 1998 Directors' Plan are subject to adjustment in the event of share splits of the Growth Shares and other extraordinary events. The terms of the 1998 Directors' Plan will be generally the same as those of the 1996 Directors' Plan. Under the 1998 Directors' Plan, non-employee directors will be granted options for Growth Shares, and may elect to receive Growth Shares in lieu of fees. Subject to approval by the Company's Shareholders, the 1998 Directors' Plan will become effective as of June 18, 1998 and expire when either the Board takes action to terminate the 1998 Directors' Plan or when no Shares remain available for issuance under the 1998 Directors' Plan and the Company and those who have been granted an award under the 1998 Directors' Plan (the "Participants") have no further rights or obligations under the 1998 Directors' Plan.

Options
_______

   The 1998 Directors' Plan provides that each non-employee director will be automatically granted an option (the "Options") to purchase 2,500 Growth
Shares (i) at the effective time of the Transaction or upon his initial election or appointment thereafter, and (ii) at the date of the Company's annual meeting of Shareholders. The Options will have an exercise price equal to the fair market value of Growth Shares on the date of grant. As of March 31, 1998, the fair market value of Growth Shares was $21.75 per Growth Share.
The full exercise price may be paid in cash (including check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option or other award less than six months before date of surrender) have a fair market value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

   The Options will expire at the earlier of 10 years after the date of grant or one year after the optionee ceases serving as a director. The Options generally will become exercisable one year after grant, subject to earlier exercisability in the event of death, disability, or change in control (as defined in the 1998 Directors' Plan), and will be forfeited in the event of cessation of service as a director within 10 months after the date of grant.
If an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the 1998 Directors' Plan.

   Generally, a non-employee director receiving an Option under the 1998 Directors' Plan will not recognize taxable income as a result of the grant. However, a Participant will recognize ordinary income at the time of exercise of the Option in the amount equal to the excess of the fair market value of the Shares at the time of exercise over the Exercise Price. The amount of ordinary income recognized by a non-employee director is generally deductible by the Company. The deduction will be limited, however, to the extent it represents an expense attributable to the production of tax-exempt income. In addition, the Company may recognize taxable gain at the time a non-employee director exercises an Option.

Share or Deferred Shares in Lieu of Fees
________________________________________

   The 1998 Directors' Plan permits a non-employee director to elect to be paid any directors' fees in the form of Growth Shares having a fair market value equal to the amount of fees he has elected to forgo, with such Shares issuable at the time the fees otherwise would have been paid or on a deferred basis. Whenever dividends are paid or distributions are made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account receive dividend equivalents. The interest of each Participant in any fees paid in the form of Growth Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

New Plan Benefits
_________________

   The number of Shares that may be granted under the 1998 Non-Employee Directors' Share Plan to non-employee directors as a group is 50,000.

Vote Required for Approval
__________________________

   The affirmative vote of a majority of the holders of the outstanding Growth Shares, Term Growth Shares, Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares (voting as one class) is necessary for the approval of the 1998 Non-Employee Directors' Share Plan. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed be voted for the adoption of the 1998 Non-Employee Directors' Share Plan.

                            OTHER BUSINESS

   The Board of Directors is not aware of any other matters which may come before the meeting. It is the intention of the persons named in the enclosed proxy to vote all shares represented by proxies in accordance with their best judgment if any other matters do properly come before the meeting.

   Whether or not you attend the Annual Meeting in person, it would be appreciated if you would fill in, date and sign the enclosed proxy and return it promptly. If you attend the meeting, you may vote your shares even though you may have sent in your proxy.


   UPON WRITTEN REQUEST OF ANY SHAREHOLDER WHO WAS A BENEFICIAL
  OWNER OF THE COMPANY'S GROWTH SHARES ON THE RECORD DATE FURNISHED TO THE SECRETARY OF THE COMPANY AT THE ADDRESS SET FORTH BELOW, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997.


                       1999 ANNUAL MEETING

   Proposals by Shareholders intended to be presented at the Company's 1999 Annual Meeting, in order to be included in the 1999 Proxy Statement and proxy, must be received by the Company at its principal corporate offices no later than December 16, 1998.


                            MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
                            218 N. Charles Street, Suite 500
                            Baltimore, Maryland 21201

Dated:  March 31, 1998

                                                             APPENDIX A

                       FORM OF
          MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
                1998 SHARE INCENTIVE PLAN

   1. Purpose. The purpose of this 1998 Share Incentive Plan (the "Plan") of Municipal Mortgage and Equity, L.L.C., a Delaware limited liability company (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward executive officers and other key individuals of the Company and its subsidiaries, to link compensation to measures of the Company's performance in order to provide additional share-based incentives to such individuals for the creation of shareholder value, and to promote ownership of a greater proprietary interest in the Company, thereby aligning such individuals' interests more closely with the interests of shareholders of the Company.

   2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Shares, Deferred Shares, and Shares granted as a bonus or in lieu of other awards are set forth in
Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." The definitions of terms relating to a Change in Control of the Company are set forth in
Section 8 of the Plan.  In addition to such terms and the terms defined in
Section 1, the following are defined terms under the Plan:


   (a) "Award Agreement" means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

   (b) "Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

   (c)  "Board" means the Board of Directors of the Company.

   (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

   (e) "Committee" means the Share Incentive Committee, or such other Board committee as may be designated by the Board to administer the Plan.

   (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

   (g) "Fair Market Value" means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "American Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

   (h) "Participant" means a person who, as an executive officer, key employee or key independent contractor of the Company or a subsidiary, has been granted an Award under the Plan which remains outstanding.

   (i) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

   (j) "Share" means a Growth Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 4.

   3.   Administration.

   (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

        (i) to select Participants to whom Awards may be granted;

        (ii) to determine the type or types of Awards to be granted to each Participant;

        (iii) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

        (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

        (v) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

        (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

        (vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

        (viii) to correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

        (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

   (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Amended and Restated Certificate of Formation and Operating Agreement, or applicable law, the Committee shall have discretion to exercise authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and Shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions of the Committee as the Committee may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons.

   (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.


   4.   Shares Available Under Plan; Individual Award Limitations;
Adjustments.

   (a) Shares Reserved for Awards. Subject to adjustment as hereinafter provided, the total number of Shares reserved and available for issuance to Participants in connection with Awards under the Plan shall be 839,000
Shares; provided, however, that the number of Shares issued as Restricted
Shares shall not exceed 20% of such total; the number of Shares issued as Awards other than Options (including Restricted Shares) shall not exceed
40% of such total; and the number of Shares with respect to which Awards of Options and SARs may be granted to any Participant shall not exceed
400,000 during any 12 month period. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares to which other then-outstanding Awards relate, exceeds an applicable limitation on the number of Shares then remaining available for issuance under this Section 4. If all or any portion of an Award is forfeited, settled in cash, or terminated without issuance of Shares to the Participant, the Shares to which such Award or portion thereof related shall again be available for Awards under the Plan, and such Award or portion thereof shall not count against the percentage limitations applicable to Restricted Shares and Awards other than Options; provided, however, that Shares withheld in payment of the exercise price of any Option or withholding taxes relating to any Award and Shares equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding taxes relating to any Award shall, for purposes of this provision, be deemed not to have been issued to the Participant in connection with such Awards under the Plan. The Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Any Shares issued pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant (which treasury Shares or acquired Shares will be deemed to have been "issued" pursuant to such Award).

   (b) Adjustments. In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, stock split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares remaining reserved and available for issuance under Section 4(a), (ii) the number and kind of outstanding Restricted Shares or Restricted Shares relating to any other outstanding Award in connection with which Restricted Shares may be issued, (iii) the number and kind of Shares that may be issued in respect of other outstanding Awards, and (iv) the exercise price or grant price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award).
In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

   5. Eligibility. Executive officers, other key employees and other key independent contractors of the Company and its subsidiaries, including any director who is also an executive officer or employee, are eligible to be granted Awards under the Plan; provided, however, that members of the Committee are not eligible to be granted Awards under the Plan.

   6.   Specific Terms of Awards.

   (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant or upon the occurrence of other events. In addition, the Committee shall require, as the condition of the issuance of Shares in connection with any Award, that consideration be received by the Company which meets the requirements of the Delaware Limited Liability Company
Act.

   (b) Options. The Committee is authorized to grant Options (which are not to be treated as incentive options under Section 422 of the Code) to Participants (including "reload" options automatically granted upon the occurrence of specified exercises of options) on the following terms and conditions:

        (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee without regard to the Fair Market Value of a Share on the date of grant of the Option.

        (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Shares will be delivered or deemed to be delivered to Participants.

        (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the Options, unexercised Options shall be forfeited and again be available for Award by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the Options will be waived in whole or in part in the event of terminations resulting from specified causes.

        (iv) Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of an Option. The amount of the dividend equivalent shall be credited on the dividend payment date in any of the following forms: in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or in options to acquire additional shares under the Option at no cost based on the dividend payments, or in a reduction of the exercise price of the Option. If the Committee provides for crediting dividend equivalents in the form of additional Options or Shares, such dividend equivalents must be approved by the Committee before such Options or Shares can be credited to the Participant.

   (c) Share Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

        (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of
   (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise), over
   (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

        (ii) Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other
   Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control (as such term is defined in Section 8(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this
   Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

        (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the SARs, unexercised SARs shall be forfeited and again be available for Award by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the SARs will be waived in whole or in part in the event of terminations resulting from specified causes.

   (d) Restricted Shares. The Committee is authorized to grant Restricted Shares to Participants on the following terms and conditions:

        (i) Grant and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

        (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

        (iii) Certificates for Shares.  Restricted Shares granted under the
   Plan may be evidenced in such manner as the Committee shall determine.
   If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

        (iv) Dividends and Distributions.  Dividends paid on Restricted
   Shares shall be either paid at the dividend payment date in the form the dividends are paid to other shareholders, in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Shares, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Shares distributed in connection with a Share split or Share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property are distributed.

   (e) Deferred Shares. The Committee is authorized to grant Deferred Shares to Participants, subject to the following terms and conditions:

        (i) Award and Restrictions. Issuance of Shares will occur upon expiration of the deferral period specified for an Award of Deferred Shares by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Shares shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

        (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Shares), all Deferred Shares that are at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

        (iii) Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Shares, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Shares.

   (f)  Bonus Shares and Awards in Lieu of Cash Obligations.  The
Committee is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; provided, however, that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such Shares or Awards shall be determined by the Committee in a manner conforming to then-applicable requirements of Rule 16b-3. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

   7.   Certain Provisions Applicable to Awards.

   (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares granted in substitution for an outstanding Award or award may be adjusted to reflect the in-the-money value of the surrendered Award or award.

   (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

   (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments denominated in Shares.

   (d) Rule 16b-3 Compliance. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if, at such time, any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

   (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

   8.   Change in Control Provisions.

   (a) In the event of a "Change in Control," as defined in this Section, the following acceleration provisions shall apply:

        (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d) and 9(a); and

        (ii) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Award shall be deemed fully vested, and any performance conditions imposed with respect to any Award shall be deemed to be fully achieved, subject to the restrictions set forth in Sections 7(d) and 9(a).

   (b) For purposes of the Plan, a "Change in Control" shall have occurred if, after consummation of the Transaction:

        (i) Any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

        (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
   (iii), or (iv) of this Section 8(b)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

        (iii) the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least
   75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each such continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph
   (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

        (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

   9.   General Provisions.

   (a) Compliance With Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

   (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant in connection with the Participant's estate or tax planning, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Shares on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan and permitted by the Committee. The Company may rely upon the beneficiary designation last filed in accordance with this Section 9(b). Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered by a Participant and shall not be subject to the claims of a Participant's creditors.

   (c) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

   (d) No Right to Continued Employment; Leaves of Absence. Neither the Plan, any Award Agreement, or any action taken hereunder shall be construed as giving any Participant the right to be retained in the employ or contract of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Participant's employment or contract at any time. Unless otherwise specified in the applicable Award Agreement, an approved leave of absence shall not be considered a termination of employment for purposes of an Award under the Plan.

   (e) No Rights to Awards; No Shareholder Rights. No Participant or employee or independent contractor shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees or independent contractors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

   (f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which Company securities may then be listed or quoted, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

   (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

   (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

   (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

   (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

   10. Shareholder Approval, Effective Date, and Plan Termination. The Plan will be effective upon June 18, 1998, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

As adopted by the Board of Directors:           March 23, 1998.

                                                   APPENDIX B

                      FORM OF
       MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
      1998 NON-EMPLOYEE DIRECTORS' SHARE PLAN


        1. Purpose. The purpose of this 1998 Non-Employee Directors' Share Plan (the "Plan") of Municipal Mortgage and Equity, L.L.C., a Delaware limited liability company (the "Company"), is to advance the interests of the Company and its shareholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to promote ownership by such directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of shareholders of the Company.

   2    Definitions.  In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

       (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

       (b) For purposes of the Plan, a "Change in Control" shall have occurred if, after consummation of the Transaction:

            (i)   Any "person," as such term is used in Sections
       13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this
       Section 2(b)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

            (iii) the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold
       (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

            (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

       (c) "Deferred Share" means a credit to a Participant's deferral account under Section 7 which represents the right to receive one Share upon settlement of the deferral account. Deferral accounts, and Deferred Shares credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

       (d)  "Exchange Act" means the Securities Exchange Act of
1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

       (e) "Fair Market Value" of a Share means, as of any given date, the closing sales price of a Share reported in the table entitled "American Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported for such date, for the most recent trading day prior to such date for which a closing sales price was reported.

       (f)  "Option" means the right, granted to a director under
Section 6, to purchase a specified number of Shares at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock Options.

       (g) "Participant" means any person who, as a non-employee director of the Company, has been granted an Option or Deferred Shares which remain outstanding or who has elected to be paid fees in the form of Shares or Deferred Shares under the Plan.

       (h) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

       (i) "Share" means a Growth Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 8.

       3. Shares Available Under the Plan. Subject to adjustment as provided in Section 8, the total number of Shares reserved and available for issuance under the Plan is 50,000. Such Shares may be authorized but unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant. For purposes of the Plan, Shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Shares will not be considered to be available after such Option has been granted or Deferred Share credited, except for purposes of issuance in connection with such Option or Deferred Share; provided, however, that, if an Option expires for any reason without having been exercised in full, the Shares subject to the unexercised portion of such Option will again be available for issuance under the Plan.

       4. Administration of the Plan. The Plan will be administered by the Board of Directors of the Company; provided, however, that any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

       5. Eligibility. Each director of the Company who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid which could be received in the form of Shares or deferred in the form of Deferred Shares under Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6 or receive fees in the form of Shares or defer fees in the form of Deferred Shares under Section 7. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

       6. Options. An Option to purchase 2,500 Shares, subject to adjustment as provided in Section 8, will be automatically granted (i) to a person who is first elected or appointed to serve as a member of the Board of Directors of the Company at or after the effective date of the Plan, on the date of such election or appointment, if such director is eligible to be granted an Option at that date, and (ii) to each member of the Board of Directors (which may include a director who also will receive a grant under clause (i) of this sentence), on the date of the final adjournment of the Company's Annual
Meeting of Shareholders each year, if such director is eligible to be granted an Option at that date.

       (a) Exercise Price. The exercise price per Share purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of a Share on the date of grant of the Option.

       b. Option Expiration. A Participant's Option will expire at the earlier of (i) ten years after the date of grant or (ii) one year after the date the Participant ceases to serve as a director of the Company for any reason.

       c. Exercisability. No Option may be exercised unless and until it has become exercisable in accordance with this Section 6(c). A Participant's Option will become exercisable in full on the first anniversary of the date of grant; provided, however, that a Participant's Option will become immediately exercisable in full at the time the Participant ceases to serve as a director due to death or disability or upon a Change in Control; and provided further, that a Participant's Option may be exercised after the Participant ceases to serve as a director for any reason other than death or disability only to the extent that the Option was exercisable at the date he or she ceased to be a director or has become exercisable pursuant to this Section 6(c) within two months after the date he or she ceased to be a director.

       d. Method of Exercise. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of Shares already owned by the Participant (except for Shares acquired from the Company by exercise of an Option or other award less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Shares.

       7.   Receipt of Shares or Deferred Shares In Lieu of Fees.
Each director of the Company may elect to be paid fees, in his or her capacity as a director (including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of Shares or Deferred Shares in lieu of cash payment of such fees, if such director is eligible to do so under Section 5 at the date any such fee is otherwise payable. If so elected, payment of fees in the form of Shares or Deferred Shares shall be made in accordance with this Section 7.

       a. Elections. Each director who elects to be paid fees for a given calendar year in the form of Shares or to defer such payment of fees in the form of Deferred Shares for such calendar year must file an irrevocable written election with the Secretary of the Company no later than December
31 of the year preceding such calendar year; provided, however, that any newly elected or appointed director may file an election for any year not later than 30 days after the date such person first became a director, and a director may file an election for the year in which the Plan became effective not later than 30 days after the date of effectiveness. An election by a director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

            i. A percentage of fees to be received in the form of Shares or deferred in the form of Deferred Shares under the Plan; and

            ii. In the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company).

       b. Payment of Fees in the Form of Shares. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Shares, the Company will issue to such Participant, or to a designated third party for the account of such Participant, a number of Shares having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Shares in lieu thereof. If the Shares are to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional Shares, the Company shall cause fractional Shares to be credited to the Participant's account. If fractional Shares are not so credited, any part of the Participant's fees not paid in the form of whole Shares will be payable in cash to the Participant (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

       c.   Deferral of Fees in the Form of Deferred Shares.  The
Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Shares under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Shares, the Company will credit such Participant's deferral account with a number of Deferred Shares equal to the number of Shares having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional Shares calculated to at least three decimal places.

       d. Crediting of Dividend Equivalents. Whenever dividends are paid or distributions are made with respect to Shares, a Participant to whom Deferred Shares are then credited in a deferral account shall be entitled to receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single Share multiplied by the number of Deferred Shares (including any fractional Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution.

       e. Settlement of Deferred Shares. The Company will settle the Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of Shares equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional share remaining at a time when less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a); provided, however, that a Participant may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

       f. Nonforfeitability. The interest of each Participant in any fees paid in the form of Shares or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

       8.   Adjustment Provisions.

       a. Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spinoff, combination, repurchase, exchange of Shares or other securities of the Company, share split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Shares and otherwise equitable, in (i) the number and kind of Shares remaining reserved and available for issuance under Section 3,
(ii) the number and kind of Shares to be subject to each automatic grant of an Option under Section 6, (iii) the number and kind of Shares issuable upon exercise of outstanding Options, and/or the exercise price per Share thereof (provided that no fractional Shares will be issued upon exercise of any Option), (iv) the kind of Shares to be issued in lieu of fees under Section 7, and (v) the number and kind of Shares to be issued upon settlement of Deferred Shares under Section 7. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options and the value of outstanding Deferred Shares.

       b. Insufficient Number of Shares. If at any date an insufficient number of Shares are available under the Plan for the automatic grant of Options or the receipt of fees in the form of Shares or deferral of fees in the form of Deferred Shares at that date, Options will first be automatically granted proportionately to each eligible director, to the extent Shares are then available (provided that no fractional Shares will be issued upon exercise of any Option) and otherwise as provided under Section 6, and then, if any Shares remain available, fees shall be paid in the form of Shares or deferred in the form of Deferred Shares proportionately among directors then eligible to participate to the extent Shares are then available and otherwise as provided under Section 7.

       9. Changes to the Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Shares or Deferred Shares under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system as then in effect, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Shares or Deferred Shares.


       10.  General Provisions.

       a. Agreements. Options, Deferred Shares, and any other right or obligation under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board of Directors may from time to time approve.

       b. Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Shares in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

       c. Limitations on Transferability. Options, Deferred Shares, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative; provided, however, that Options and Deferred Shares (and rights relating thereto) may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant for purposes of the Participant's estate planning or at the Participant's death, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares related thereto on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan. The Company may rely upon the beneficiary designation last filed in accordance with this Section 10(c). Options, Deferred Shares, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

       d. Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to a transaction by a Participant, such provision will be construed or deemed amended to the extent necessary, to conform to the applicable requirements with respect to such Participant.

       e. No Right To Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

       f. No Shareholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant (or person) or, in the case of an Option, such Option is validly exercised in accordance with Section 6.

       g. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor any submission thereof to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

       h. Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

       11. Effective Date and Plan Termination. The Plan will be effective if, and at such time as, the Company's 1998 Share Incentive Plan has become effective, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

As adopted by the Board of Directors:           March 23, 1998

                   REVOCABLE PROXY
          MUNICIPAL MORTGAGE AND EQUITY, LLC
                     GROWTH

  X   Please Mark Votes As In This Example
               Proxy for Annual Meeting of Shareholders
                    Thursday, June 18, 1998

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     Revoking all prior proxies, the undersigned, a Shareholder of Municipal Mortgage and Equity, L.L.C. (the "Company"), hereby appoints Thomas R.
Hobbs, Michael L. Falcone and Angela A. Barone, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all Growth Shares, no par value (the "Shares"), of the undersigned in the Company at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 218 N. Charles St., Park Charles Building, Suite 500, Baltimore, Maryland 21201, on June 18, 1998, at 9:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting as indicated hereon, and at their discretion, upon any other business not now known which properly may come before the said meeting, all as more fully set forth in the accompanying proxy statement, receipt of which is acknowledged.

                              For       Withhold       For All Except
1.  ELECTION OF DIRECTORS    _____      _________      ______________
     (For a term of 3 years):
     WILLIAM S. JEWS
     CARL W. STEARN

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
     _________________________________________

2. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE AND EQUITY, L.L.C. 1998 SHARE INCENTIVE PLAN as adopted and recommended by the Board of Directors.
                              For       Against        Withhold
                             _____       _____          _______

3. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE AND EQUITY, L.L.C. 1998 NON-EMPLOYEE DIRECTORS' SHARE PLAN as adopted and recommended by the Board of Directors.
                               For      Against         Withhold
                              _____      _____           _______

If no choice is indicated above, this proxy shall be deemed to grant authority to vote FOR the election of director nominees and to vote FOR the proposals. The Shareholder's signature should be exactly as the name appears below.
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy in the box below.
     Date __________________
     ________________________________   ________________________________
     Shareholder sign above             Co-holder (if any) sign above

                    REVOCABLE PROXY
          MUNICIPAL MORTGAGE AND EQUITY, LLC
                     TERM GROWTH

  X   Please Mark Votes As In This Example
               Proxy for Annual Meeting of Shareholders
                    Thursday, June 18, 1998

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     Revoking all prior proxies, the undersigned, a Shareholder of Municipal Mortgage and Equity, L.L.C. (the "Company"), hereby appoints Thomas R.
Hobbs, Michael L. Falcone and Angela A. Barone, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all Term Growth Shares, no par value (the "Shares"), of the undersigned in the Company at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 218 N. Charles St., Park Charles Building, Suite 500, Baltimore, Maryland 21201, on June 18, 1998, at 9:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting as indicated hereon, and at their discretion, upon any other business not now known which properly may come before the said meeting, all as more fully set forth in the accompanying proxy statement, receipt of which is acknowledged.

                              For       Withhold       For All Except
1.  ELECTION OF DIRECTORS    _____      ________       _____________
     (For a term of 3 years):
     WILLIAM S. JEWS
     CARL W. STEARN

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
     _________________________________________

2. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE AND EQUITY, L.L.C. 1998 SHARE INCENTIVE PLAN as adopted and recommended by the Board of Directors.
                              For       Against         Withhold
                             _____       _______        ___________

3. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE AND EQUITY, L.L.C. 1998 NON-EMPLOYEE DIRECTORS' SHARE PLAN as adopted and recommended by the Board of Directors.
                              For      Against         Withhold
                             _____      _______        ___________

If no choice is indicated above, this proxy shall be deemed to grant authority to vote FOR the election of director nominees and to vote FOR the proposals. The Shareholder's signature should be exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy in the box below.
     Date __________________
     ________________________________   ________________________________
     Shareholder sign above             Co-holder (if any) sign above

                    REVOCABLE PROXY
          MUNICIPAL MORTGAGE AND EQUITY, LLC
                        PREFERRED

  X   Please Mark Votes As In This Example
               Proxy for Annual Meeting of Shareholders
                    Thursday, June 18, 1998

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     Revoking all prior proxies, the undersigned, a Shareholder of Municipal Mortgage and Equity, L.L.C. (the "Company"), hereby appoints Thomas R.
Hobbs, Michael L. Falcone and Angela A. Barone, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all Series I Preferred Shares, Series II Preferred Shares, Series I Preferred Capital Distribution Shares and Series II Preferred Capital Distribution Shares, no par value (the "Preferred Shares"), of the undersigned in the Company at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 218 N. Charles St., Park Charles Building, Suite 500, Baltimore, Maryland 21201, on June 18, 1998, at 9:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting as indicated hereon, and at their discretion, upon any other business not now known which properly may come before the said meeting, all as more fully set forth in the accompanying proxy statement, receipt of which is acknowledged.

1.  ELECTION OF DIRECTORS - NOT APPLICABLE TO PREFERRED SHAREHOLDERS.

2 PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE AND EQUITY, L.L.C. 1998 SHARE INCENTIVE PLAN as adopted and recommended by the Board of Directors.
                                   For       Against        Withhold
                                  _____       _____         _______

3. PROPOSAL TO APPROVE THE MUNICIPAL MORTGAGE AND EQUITY, L.L.C. 1998 NON-EMPLOYEE DIRECTORS' SHARE PLAN as adopted and recommended by the Board of Directors.
                                    For       Against       Withhold
                                   _____       _____        ______

If no choice is indicated above, this proxy shall be deemed to grant authority to vote FOR the proposals. The Shareholder's signature should be exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy in the box below.
     Date __________________
     ________________________________   ________________________________
     Shareholder sign above             Co-holder (if any) sign above